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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08989

INDUSTRY LEADERS® FUND
(Exact name of registrant as specified in charter)

104 Summit Ave PO Box 80, Summit, New Jersey			07902-0080
(Address of principal executive offices)			(Zip code)

Gerald P. Sullivan 104 Summit Ave PO Box 80, Summit New Jersey 07902-0080
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(866)-459-2772

Date of fiscal year end:	June 30, 2007

Date of reporting period:	July 1, 2006 to June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT
TO SHAREHOLDERS

JUNE 30, 2007

104 Summit Avenue Summit, NJ 07902-0080 908-273-5440 ext. 500 www.claremont.net	104 Summit Avenue Summit, NJ 07902-0080 866-280-1952 (Fund Transfer Agent) 877-459-2772 ext. 510 (Adviser) www.ilfund.com

The Industry Leaders® Fund Annual Report	June 30, 2007

Dear Shareholder:

Financial Conditions During Fiscal Year

During the past fiscal year, the price of oil remained high, yet actually was 6.5% lower for the fiscal year period. In addition The Federal Reserve did not change short term interest rates during the period. However, it appears as though the economy has moderated its growth as a result of the previous Federal Reserve short term interest increases. The investment climate was a positive one. The S&P 500 was up every quarter of the fiscal year ending June 30, 2007.

During the past fiscal year, shares of the Industry Leaders® Fund Class D increased in value by 20.19%, Class I by 20.20% and Class L by 20.59%. In that same period, the S&P 500 increased by 20.59% and the Lipper Large Core Equity Index increased by 19.19%. The Lipper Large Core Equity Index represents a peer group of mutual funds that Lipper considers similar to Industry Leaders® Fund. Lipper data appears in the Wall Street Journal (www.wsj.com) and USA Today (www.USAToday.com).

Historical Market Performance

Over the 8.25 year history of the Fund, the S&P 500 was down on a quarterly basis 36% of the time. Over the past 2 fiscal years, the S&P 500 was down only 1 quarter (12.5% frequency).The Industry Leaders® Fund has historically preserved capital during down quarters as the following two pages of unaudited performance tables illustrate. The Fund’s patented investment strategy has historically gained a significant percent of its relative out-performance versus the S&P during market contractions. The Industry Leaders® Fund has benefited from the Industry Leaders® Portfolio Strategy’s guidance.

Outlook

During the period between the fiscal year end and the publishing of this annual report, there has been a drastic decay in the mortgage market, stemming from “sub-prime” loan losses and the collapse of many mortgage issuers. Banks, securities dealers, home builders and related industries have been affected. Uncertainty in the credit markets has caused world equity markets to lose value and become more volatile. It is always important to understand the risks inherent in your investment portfolio.

Investment Strategy

The Industry Leaders® Portfolio Strategy selects and allocates our portfolio, meaning that the portfolio manager’s personal opinion of market direction can not affect the investment process. The Portfolio Strategy’s process can not remove the ups and downs of the market, but in our opinion, our investment strategy holds a higher quality portfolio than the S&P 500. The “Blue Chip” portfolio maintained by the Industry Leaders® Portfolio Strategy prevents the Fund from investing in companies with “weak” balance sheets. Even though the Portfolio Strategy is disciplined and well balanced, there is no guarantee that it will perform as well in the near future as it has in the past.

I thank you for the privilege of managing your large core equity investments.

Gerald P. Sullivan

President

Quarterly Performance Analysis (Unaudited)
Industry Leaders® Fund Class I (ticker ILFIX)
vs. the S&P 500 Index (Benchmark)
Quarterly Analysis of Market Performance when ILFIX has Outperformed its Benchmark
Breakdown by Quarters when the S&P 500 is Up or Down

ILFIX Since March 31, 1999 (8.25 Years)

			Market Movement Up or Down Qtr
		Average	Avg Up Qtr	Avg Down Qtr	Down Qtrs
Quarterly Losses to the S&P 500	15	(1.42)%	(1.44)%	(1.37)%	4	Down Qtr Lost
Quarterly Wins to the S&P 500	19	2.07%	1.43%	2.79%	9	Down Qtr Won
Winning Percentage	55.9%				38.2%	Frequency of Down Qtr

March 31, 1999 to June 30, 2007	Total Return
ILFIX	60.0%
S&P 500 Index	33.4%
Annualized Difference	2.24%

During the 8.25 years of performance, ILFIX beat the S&P 500 (on a quarterly basis) 18 times and lost 15 times. The average win was 2.11% and the average loss was 1.42%.

During the same period there were 12 down quarters (36.4% frequency) and ILFIX won 8 down quarters and lost 4 down quarters.

During the same period the annualized outperformance over the S&P 500 amounted to 2.31% per annum.

ILFIX since June 30, 2002 (5 Years)

			Market Movement Up or Down Qtr
		Average	Avg Up Qtr	Avg Down Qtr	Down Qtrs
Quarterly Losses to the S&P 500	10	(0.76)%	(0.70)%	(0.91)%	3	Down Qtr Lost
Quarterly Wins to the S&P 500	11	1.10%	0.93%	1.55%	3	Down Qtr Won
Winning Percentage	52.4%				28.6%	Frequency of Down Qtr

June 30, 2002 to June 30, 2007	Total Return
ILFIX	70.6%
S&P 500 Index	66.3%
Annualized Difference	0.55%

During the 5 years of performance, ILFIX beat the S&P 500 (on a quarterly basis) 10 times and lost 10 times. The average win was 0.91% and the average loss was 0.70%.

During the same period there were 5 down quarters (25.0% frequency) and ILFIX won 2 down quarters and lost 3 down quarters.

During the same period the annualized outperformance over the S&P 500 amounted to 0.58% per annum.

ILFIX since June 30, 2003 (4 Years)

			Market Movement Up or Down Qtr
		Average	Avg Up Qtr	Avg Down Qtr	Down Qtrs
Quarterly Losses to the S&P 500	7	(0.68)%	(0.77)%	(0.17)%	1	Down Qtr Lost
Quarterly Wins to the S&P 500	10	0.91%	0.64%	1.55%	3	Down Qtr Won
Winning Percentage	58.8%				23.5%	Frequency of Down Qtr

June 30, 2003 to June 30, 2007	Total Return
ILFIX	70.8%
S&P 500 Index	65.9%
Annualized Difference	0.78%

During the 4 years of performance, ILFIX beat the S&P 500 (on a quarterly basis) 9 times and lost 7 times. The average win was 0.85% and the average loss was 0.68%.

During the same period there were 3 down quarters (18.8% frequency) and ILFIX won 2 down quarters and lost 1 down quarters.

During the same period the annualized outperformance over the S&P 500 amounted to 0.83% per annum.

Data through 6/30/2007

S&P 500 Index calculated on a total return basis, dividends reinvested

2

ILFIX since June 30, 2004 (3 Years)

			Market Movement Up or Down Qtr
		Average	Avg Up Qtr	Avg Down Qtr	Down Qtrs
Quarterly Losses to the S&P 500	6	(0.68)%	(0.78)%	(0.17)%	1	Down Qtr Lost
Quarterly Wins to the S&P 500	7	1.05%	0.68%	1.55%	3	Down Qtr Won
Winning Percentage	53.8%				30.8%	Frequency of Down Qtr

June 30, 2004 to June 30, 2007	Total Return
ILFIX	42.0%
S&P 500 Index	39.3%
Annualized Difference	0.67%

During the 3 years of performance, ILFIX beat the S&P 500 (on a quarterly basis) 6 times and lost 6 times. The average win was 0.99% and the average loss was 0.68%.

During the same period there were 3 down quarters (25.0% frequency) and ILFIX won 2 down quarters and lost 1 down quarter.

During the same period the annualized outperformance over the S&P 500 amounted to 0.74% per annum.

ILFIX since June 30, 2005 (2 Years)

			Market Movement Up or Down Qtr
		Average	Avg Up Qtr	Avg Down Qtr	Down Qtrs
Quarterly Losses to the S&P 500	4	(0.61)%	(0.61)%	—	0	Down Qtr Lost
Quarterly Wins to the S&P 500	5	0.98%	0.67%	1.55%	2	Down Qtr Won
Winning Percentage	55.6%				22.2%	Frequency of Down Qtr

June 30, 2005 to June 30, 2007	Total Return
ILFIX	32.3%
S&P 500 Index	31.0%
Annualized Difference	0.50%

During the 2 years of performance, ILFIX beat the S&P 500 (on a quarterly basis) 4 times and lost 4 times. The average win was 0.86% and the average loss was 0.61%.

During the same period there was 1 down quarter (12.5% frequency) and ILFIX won 1 down quarter and lost 0 down quarters.

During the same period the annualized outperformance over the S&P 500 amounted to 0.57% per annum.

ILFIX since June 30, 2006 (1 Year)

			Market Movement Up or Down Qtr
		Average	Avg Up Qtr	Avg Down Qtr	Down Qtrs
Quarterly Losses to the S&P 500	3	(0.42)%	(0.42)%	—	0	Down Qtr Lost
Quarterly Wins to the S&P 500	2	1.21%	0.98%	—	1	Down Qtr Won
Winning Percentage	40.0%				20.0%	Frequency of Down Qtr

June 30, 2003 to June 30, 2007	Total Return
ILFIX	20.2%
S&P 500 Index	20.6%
Annualized Difference	-0.38%

During the 1 year of performance, ILFIX beat the S&P 500 (on a quarterly basis) 1 time and lost 3 times. The average win was 0.98% and the average loss was 0.42%.

During the same period there were 0 down quarters (0% frequency).

The Fund underperformed the S&P 500 by 0.38% for the 1 year period.

Data through 6/30/2007

S&P 500 Index calculated on a total return basis, dividends reinvested

3

The following 8 pages contain historical performance charts and tables. The results from these performance tables are not audited by the Fund Auditor, but are provided by the Adviser as required by applicable law.

All the data on this page represent past performance on a pre-tax basis, which cannot be used to predict future returns that may be achieved by the Fund. Note that both share price and return can fluctuate widely. An investor’s shares, when redeemed, could be worth more or less than their original cost. After tax returns are presented at the end of the report.

Cumulative Performance – Class D and Class I Shares

This graph and following table, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index® and the Lipper Large Core Equity Fund Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

	ILF	ILF	S&P	Lipper
Value of $10,000	Class D	Class I	500 Index	Large Core
Inception 3/17/99	10,000	10,000	10,000	10,000
June 30, 1999	10,770	10,770	10,547	10,422
December 31, 1999	10,401	10,419	11,360	11,296
June 30, 2000	10,289	10,368	11,311	11,510
December 31, 2000	10,308	10,366	10,326	10,464
June 30, 2001	10,026	10,104	9,635	9,648
December 31, 2001	9,781	9,864	9,099	9,121
June 30, 2002	9,098	9,179	7,903	7,994
December 31, 2002	8,281	8,370	7,089	7,184
June 30, 2003	9,067	9,172	7,922	7,913
December 31, 2003	10,584	10,721	9,121	8,966
June 30, 2004	10,873	11,028	9,435	9,167
December 31, 2004	11,717	11,875	10,113	9,709
June 30, 2005	11,672	11,840	10,031	9,612
December 31, 2005	12,309	12,490	10,610	10,264
June 30, 2006	12,849	13,032	10,897	10,487
December 31, 2006	14,581	14,783	12,285	11,639
June 30, 2007	15,443	15,665	13,140	12,492

Annual Investment Returns

	ILF	ILF	ILF	S&P	Lipper
	Class D	Class I	Class L	500 Index	Large Core
1999*	4.01%	4.19%	n/a	13.60%	12.96%
2000	-0.89%	-0.51%	n/a	-9.10%	-7.37%
2001	-5.11%	-4.84%	n/a	-11.88%	-12.83%
2002	-15.34%	-15.15%	-14.85%	-22.09%	-21.23%
2003	27.81%	28.10%	28.44%	28.67%	24.80%
2004	10.70%	10.76%	11.11%	10.87%	8.29%
2005	5.05%	5.18%	5.62%	4.91%	5.72%
2006	18.46%	18.36%	18.84%	15.79%	13.39%
2007**	5.92%	5.97%	6.06%	6.96%	7.33%

  * Inception 3/17/99

** Through 6/30/07

* Inception Class D and Class I:  3/17/1999 (Class L Inception 11/30/01) ** Through 6/30/07

Cumulative Performance – Class L Share Inception Date 11/30/2001

	ILF	S&P	Lipper
Value of $10,000	Class L	500 Index	Large Core
November 30, 2001	10,000	10,000	10,000
December 31, 2001	10,245	10,088	10,113
June 30, 2002	9,550	8,761	8,864
December 31, 2002	8,724	7,859	7,966
June 30, 2003	9,574	8,783	8,775
December 31, 2003	11,204	10,112	9,942
June 30, 2004	11,540	10,460	10,165
December 31, 2004	12,449	11,211	10,766
June 30, 2005	12,437	11,121	10,658
December 31, 2005	13,148	11,762	11,381
June 30, 2006	13,743	12,080	11,628
December 31, 2006	15,625	13,620	12,905
June 30, 2007	16,572	14,567	13,851

Comparative Average Annual Return Performance
The Industry Leaders® Fund Class D, I and L (a) (b)

	ILF	ILF	ILF	S&P	Lipper
	Class D	Class I	Class L	500 Index	Large Core

1 Year	20.19%	20.20%	18.84%	20.59%	19.12%
3 Year	12.41%	12.41%	11.72%	11.67%	10.87%
5 Year	11.16%	11.28%	11.66%	10.70%	9.34%
Since Inception*	5.38%	5.56%		3.35%	2.72%
Since Inception**			9.17%	6.26%	5.14%

* Inception date 3/17/1999 Class D & I

** Inception date 11/30/2001 Class L

1 year period 6/30/06 to 6/30/07

3 year period 6/30/04 to 6/30/07

5 year period 6/30/02 to 6/30/07

(a)	Past performance is not indicative of future performance.
(b)

All Classes of the Industry Leaders® Fund are net of all expenses, versus the gross market benchmark of the S&P 500 Index®. The Lipper Large Core Fund Index represents a basket of mutual funds and would represent performance that would be considered net of all expenses. The S&P 500 Index ® and the Lipper Large Core Fund Index are considered comparative benchmarks of the Fund. Investors are reminded that when trying to achieve benchmark returns, investment management fees and transaction costs will be incurred.

About the Fund’s Expenses

(Unaudited)

As a shareholder of the Industry Leaders® Fund, you incur ongoing costs, including management fees and administration fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Industry Leaders® Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period from January 1, 2007 through June 30, 2007.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Industry Leaders® Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The Industry Leaders® Fund does not currently have sales charges (loads), redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were incurred, your costs would have been higher.

Six Months Ended June 30, 2007

Industry Leaders® Fund	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio	Total Return
Based on Actual Fund Return (semi annual return – not annualized)
Class D	$1,000.00	$1,059.16	$4.21	0.83%	5.92%
Class I	1,000.00	1,059.65	4.21	0.83%	5.97%
Class L	1,000.00	1,060.63	2.91	0.58%	6.06%
Based on Hypothetical 5% Yearly Return (annualized return)
Class D	$1,000.00	$1,020.86	$4.15	0.83%	5.00	%**
Class I	1,000.00	1,020.86	4.15	0.83%	5.00	%**
Class L	1,000.00	1,022.04	2.86	0.58%	5.00	%**

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.83% for Class D & I Shares and 0.58% for Class L. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

** The 5.00%annualized rate of return is gross of fees.

Fund Portfolio Holdings- Broken down by Economic Sector

(Unaudited)

After-Tax Returns (Unaudited)

The table on the following page presents returns for the Fund before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all the shares at the end of each period.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of the distributions (for 2006 35.0%) and hypothetical sales (for 2006 15.0%). These hypothetical transactions do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Such accounts are not subject to current taxes.

Finally keep in mind that a fund’s performance- whether before or after taxes –does not indicate how it will perform in the future. The results are presented in calendar year format as required by the Securities and Exchange Commission, and accordingly do not match the returns in the June 30, 2007 financial statements which are based on the fiscal year end.

Average Annual Total Returns

Periods Ended December 31, 2006

				Since
	1 Year	3 Years	5 Years	Inception*
Industry Leaders® Fund Class D
Return before Taxes	18.46%	11.27%	8.31%	4.96%
Return After Taxes on Distributions	17.64%	9.85%	7.33%	4.12%
Return After Taxes on Distributions and
Sale of Fund Shares	11.47%	8.48%	6.36%	3.57%

Industry Leaders® Fund Class I
Return before Taxes	18.36%	11.30%	8.43%	5.14%
Return After Taxes on Distributions	17.63%	9.89%	7.42%	4.20%
Return After Taxes on Distributions and
Sale of Fund Shares	11.46%	8.52%	6.43%	3.64%

S&P 500 Index***	15.79%	10.44%	6.19%	2.67%
Lipper Large Core Equity Fund Index	13.39%	9.08%	5.00%	1.97%

				Since
	1 Year	3 Years	5 Years	Inception**
Industry Leaders® Fund Class L
Return before Taxes	18.84%	11.72%	8.81%	9.17%
Return After Taxes on Distributions	18.01%	10.18%	7.68%	8.05%
Return After Taxes on Distributions and
Sale of Fund Shares	11.71%	8.77%	6.66%	6.99%

S&P 500 Index®***	15.79%	10.44%	6.19%	6.26%
Lipper Large Core Equity Fund Index	13.39%	9.08%	5.00%	5.14%

*     Class D & Class I inception date 3/17/99, from inception 3/17/99 to 12/31/06

**   Class L inception date 11/30/01, from inception 11/30/01 to 12/31/06

*** Reflects no deduction for fees, expenses, or taxes

Industry Leaders® Fund
Schedule of Investments - June 30, 2007

	Shares	Value
Common Stocks - 99.91%
Information Economy - 16.50%
Hardware - 7.97%
Computer and Peripherals - 2.92%
Hewlett-Packard Company	12,975	578,945
International Business Machines Corporation	1,625	171,031
		749,976
Data Networking - 2.13%
Cisco Systems, Inc. (a)	19,590	545,581

Semiconductor - 2.53%
Intel Corporation	24,330	578,081
Texas Instruments Incorporated	1,880	70,744
		648,825
Semiconductor Capital Equipment - 0.39%
Applied Materials, Inc.	5,060	100,541
Total Hardware		2,044,923

Media - 0.85%
Newspaper — 0.60%
Gannett Co., Inc.	2,810	154,409

Publishing - 0.25%
The McGraw-Hill Companies Inc.	950	64,675
Total Media		219,084

Software - 3.22%
Computer Software & Services - 3.22%
Microsoft Corporation	19,650	579,086
Oracle Corporation (a)	12,615	248,642
Total Software		827,728

Telecommunications - 4.46%
Telecommunications Services - 4.46%
AT&T Inc.	13,960	579,340
Verizon Communications Inc.	13,730	565,264
Total Telecommunications		1,144,604
Total Information Economy		4,236,339

	Shares	Value
Common Stocks - continued
Manufacturing Economy - 32.97%
Consumer Goods - 6.99%
Apparel - 0.38%
VF Corporation	1,070	97,990

Beverage (Alcoholic) - 0.35%
Anheuser-Busch Companies Inc.	1,710	89,194

Beverage (Soft Drinks) - 0.98%
Coca-Cola Company	4,790	250,565

Food Processing - 2.10%
Archer Daniels Midland Company	16,270	538,374

Household Products - 1.90%
Procter & Gamble Company	7,990	488,908

Recreation - 0.91%
Carnival Corporation	4,800	234,096

Shoe - 0.25%
Nike Inc. - Class B	1,100	64,119

Toiletries/Cosmetics - 0.12%
The Estee Lauder Companies Inc.	690	31,402
Total Consumer Goods		1,794,648

Energy - 10.84%
Oilfield Services - 1.80%
Schlumberger Limited	5,450	462,923

Petroleum Integrated - 8.05%
Chevron Corporation	6,858	577,718
ConocoPhillips Company	7,330	575,405
Exxon Mobil Corporation	6,848	574,410
Occidential Petroleum Corporation	5,860	339,177
		2,066,710
Petroleum Producing - 0.99%
Apache Corporation	3,116	254,234
Total Energy		2,783,867

	Shares	Value
Common Stocks - continued
Manufacturing Economy -continued
Industrial Materials - 15.11%
Aerospace & Defense - 1.61%
General Dynamics Corporation	5,280	413,002

Auto & Truck - 0.16%
PACCAR Inc	470	40,909

Auto Parts OEM - 0.77%
Johnson Controls, Inc.	1,710	197,967

Cement & Aggregates - 0.10%
Vulcan Materials Company	230	26,344

Chemical Basic - 0.91%
The Dow Chemical Company	5,270	233,039

Chemical Diversified - 0.85%
3M Company	2,510	217,843

Chemical Specialty - 0.76%
Praxair, Inc.	2,730	196,533

Diversified - 2.49%
Honeywell International Inc.	1,170	65,848
United Technologies Corporation	8,090	573,824
		639,672
Electrical Equipment - 3.45%
Emerson Electric Co.	6,580	307,944
General Electric Company	15,085	577,454
		885,398

	Shares	Value
Common Stocks - continued
Manufacturing Economy -continued
Furniture/Home Furnishing - 0.26%
Leggett & Platt, Incorporated	3,070	67,694

Gold/Silver Mining - 0.90%
Barrick Gold Corporation	7,960	231,397

Machinery - 1.30%
Deere & Company	2,770	334,449

Metal Fabricating - 0.39%
Illinois Tool Works Inc.	1,830	99,168

Metals & Mining - 0.85%
Alcoa Inc.	5,360	217,241

Steel General - 0.31%
Nucor Corporation	1,340	78,591
Total Industrial Materials		3,879,247

Utilities - 0.03%
Water Utilities - 0.03%
California Water Service Group	230	8,623
Total Utilities		8,623
Total Manufacturing Economy		8,466,385

	Shares	Value
Common Stocks - continued
Service Economy - 50.44%

Business Services - 3.36%
Advertising - 0.20%
Omnicom Group Inc.	960	50,803

Air Transport - 0.94%
United Parcel Service of America, Inc. - Class B	3,315	241,995

Building Materials - 0.32%
Fluor Corporation	740	82,414

Business / Online Services - 1.43%
Google Inc.	700	366,366

Industrial Services - 0.47%
Cintas Corporation	3,070	121,050
Total Business Services		862,628

Consumer Services - 6.46%

Building Supplies - 1.04%
The Home Depot, Inc.	6,780	266,793

Food Wholesalers - 0.23%
SYSCO Corporation	1,805	59,547

Pharmacy Services - 1.38%
Walgreen Company	8,110	353,109

Restaurant - 0.73%
McDonald’s Corporation	3,700	187,812

Retail Stores - 3.08%
Target Corporation	3,380	214,968
Wal-Mart Stores Inc.	11,945	574,674
		789,642
Total Consumer Services		1,656,903

	Shares	Value
Common Stocks - continued
Service Economy - 50.44% - continued
Financial Services - 29.81%

Banks - 8.07%
Bank of America Corporation	11,830	578,369
JP Morgan Chase & Co.	11,932	578,105
Wachovia Corporation	11,290	578,613
Wells Fargo & Co.	9,540	335,522
		2,070,609
Financial Services Diversified - 7.52%

American International Group, Inc.	8,255	578,098
Citigroup Inc.	11,311	580,141
Loews Corporation	3,920	199,842
The Hartford Financial Services Group, Inc.	5,810	572,343
		1,930,424
Insurance - Life - 3.18%
MetLife Inc.	8,960	577,741
Prudential Financial Inc.	2,460	239,186
		816,927
Insurance Property & Casualty - 6.29%
Allstate Insurance Company	7,365	453,021
Berkshire Hathaway Inc “B” (a)	162	584,010
The Travelers Companies, Inc.	10,800	577,800
		1,614,831
Securities Brokerage - 3.66%
The Goldman Sachs Group, Inc.	1,660	359,805
Merrill Lynch & Co.	6,940	580,045
		939,850
Thrift - 1.09%
Washington Mutual, Inc.	6,550	279,292
Total Financial Services		7,651,933

See accompanying notes which are an integral part of the financial statements

	Shares	Value
Common Stocks - continued
Service Economy - 50.44% - continued
Healthcare Services - 10.81%

Biotechnology - 0.85%
Amgen Inc. (a)	3,950	218,396

Drugs - 4.15%
Merck & Co. Inc.	9,820	489,036
Pfizer Inc.	22,585	577,498
		1,066,534
Managed Care - 2.09%
UnitedHealth Group Incorporated	10,478	535,845

Medical Supplies - 3.72%
Abbott Laboratories, Inc.	6,980	373,779
Johnson & Johnson	9,420	580,460
		954,239
Total Healthcare Services		2,775,014
Total Service Economy		12,946,478

Total Common Stock (Cost $22,258,986)		25,649,202

	Principal Amount
Money Market Securities - 0.18%
Fiduciary Money Market Fund, 3.50% (b) (Cost $46,863)	46,863	46,863
TOTAL INVESTMENTS - 100.09% (Cost $22,305,849)		25,696,065
LIABILITIES IN EXCESS OF OTHER ASSETS -0.09%		(24,746)
NET ASSETS - 100%		25,671,319

(a) Non-income producing

(b) Variable rate security; the coupon rate shown represents the rate at June 30, 2007

Sector breakdowns provided by Morningstar

Industry Leaders® Fund
Statement of Assets & Liabilities

		June 30, 2007

Assets
Investment in Securities ($22,305,849)		$25,696,065
Cash		3,274
Dividends receivable		29,755
Receivable due Adviser		985
Receivable for fund shares sold		500
Receivable for investments sold		294,937
Total assets		26,025,516

Liabilities
Accrued investment advisory fee payable	$9,573
Accrued administration fee payable	5,920
Payable for investments purchased	338,704

Total liabilities		354,197

Net Assets		$25,671,319

Net Assets consist of:
Paid in capital		$21,683,261
Accumulated undistributed net investment income		136,333
Accumulated net realized gain on investments		461,510
Net unrealized appreciation on investments		3,390,216

Net Assets		$25,671,320

Class D:
Net Asset Value, offering price and redemption price per share ($2,927,682 / 227,080 shares)		$12.89

Class I:
Net Asset Value, offering price and redemption price per share ($12,327,406 / 963,696 shares)		$12.79

Class L:
Net Asset Value, offering price and redemption price per share ($10,416,231 / 793,991 shares)		$13.12

See accompanying notes which are an integral part of the financial statements

Industry Leaders® Fund
Statement of Operations for fiscal year ending June 30, 2007

Investment Income
Dividend income		$398,408
Interest income		6,579
Total Income		404,987

Expenses
Administration fee - Class D	$11,327
Administration fee - Class I	42,027
Administration fee - Class L	8,146
Investment advisory fee	81,698
Total operating expenses		143,198
Net Investment Income		261,789

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities	690,187
Net realized loss on options	(996)
Change in net unrealized appreciation on investment securities	2,318,558
Net gain (loss) on investment securities		3,007,749
Net increase in net assets resulting from operations		$3,269,538

See accompanying notes which are an integral part of the financial statements

Industry Leaders® Fund
Statements of Changes in Net Assets

	Year ended	Year ended
	June 30,	June 30,
	2007	2006
Increase (Decrease) in Net Assets Operations
Net investment income	$261,789	$121,397
Net realized gain on investment securities	690,187	217,334
Net realized loss on options	(996)	—
Change in net unrealized appreciation	2,318,558	317,260
Net increase in net assets resulting from operations	3,269,538	655,991
Distributions to shareholders
From net investment income
Class D	(24,116)	(24,367)
Class I	(66,923)	(30,527)
Class L	(34,417)	(37,722)
From net realized gain	(188,317)	(272,466)
From return of capital Class D		(3,517)
From return of capital Class I		(4,483)
From return of capital Class L		(3,213)
Total distributions	(313,773)	(376,295)
Share Transactions - net increase (decrease)
Class D
Purchased	—	6,000
Redeemed	(66,711)	—
Reinvested Dividends	54,742	113,354
Total Class D	(11,969)	119,354
Class I
Purchased	2,710,629	5,129,356
Redeemed	(293,720)	(10)
Reinvested Dividends	183,171	143,932
Total Class I	2,600,080	5,273,278
Class L
Purchased	6,811,375	353,900
Redeemed	(54,793)	(542,878)
Reinvested Dividends	75,862	119,009
Total Class L	6,832,444	(69,969)
Net increase in net assets resulting from share transactions	9,420,556	5,322,663
Total increase (decrease) in net assets	12,376,321	5,602,359

Net Assets
Beginning of period	13,295,000	7,692,641

End of period (including accumulated undistributed net investment income of $136,333 and $63,804 respectively	$25,671,321	$13,295,000

See accompanying notes which are an integral part of the financial statements

Industry Leaders® Fund
Class D
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$10.94	$10.43	$10.15	$8.54	$8.66
Income from investment operations
Net investment income (a)	0.15	0.13	0.14	0.10	0.09
Net realized and unrealized gain / (loss)	2.05	0.90	0.61	1.60	(0.13)
Total from investment operations	2.20	1.03	0.75	1.70	(0.04)
Distributions
Net investment income	(0.11)	(0.11)	(0.14)	(0.09)	(0.08)
Net realized gains	(0.14)	(0.39)	(0.33)	—	—
From return of capital	—	(0.02)	—	—	—
Total Distributions	(0.25)	(0.52)	(0.47)	(0.09)	(0.08)

Net asset value, end of period	$12.89	$10.94	$10.43	$10.15	$8.54

Total Return	20.19%	10.08%	7.35%	19.92%	(0.35)%

Ratios and Supplemental Data
Net assets, end of period (000)	$2,928	$2,495	$2,261	$2,111	$1,832
Ratio of expenses to average net assets after expense waiver	0.82%	0.79%	0.79%	0.86%	0.95%
Ratio of expenses to average net assets before expense waiver	0.82%	0.79%	0.79%	0.95%	0.95%
Ratio of net investment income to average net assets	1.26%	1.22%	1.38%	1.00%	1.11%
Portfolio turnover rate	41.85%	36.67%	72.95%	63.87%	64.13%

(a) Per share amounts were calculated using the average shares method

See accompanying notes which are an integral part of the financial statements

Industry Leaders® Fund
Class I
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$10.83	$10.33	$10.06	$8.46	$8.58
Income from investment operations
Net investment income (a)	0.15	0.14	0.14	0.12	0.11
Net realized and unrealized gain / (loss)	2.03	0.88	0.61	1.59	(0.13)
Total from investment operations	2.18	1.02	0.75	1.71	(0.02)
Distributions
Net investment income	(0.08)	(0.11)	(0.15)	(0.11)	(0.10)
Net realized gains	(0.14)	(0.39)	(0.33)	—	—
From return of capital		(0.02)	—	—	—
Total Distributions	(0.22)	(0.52)	(0.48)	(0.11)	(0.10)

Net asset value, end of period	$12.79	$10.83	$10.33	$10.06	$8.46

Total Return	20.20%	10.06%	7.36%	20.24%	(0.08)%

Ratios and Supplemental Data
Net assets, end of period (000)	$12,327	$8,116	$2,817	$2,714	$1,772
Ratio of expenses to average net assets after expense waiver	0.82%	0.79%	0.79%	0.64%	0.70%
Ratio of expenses to average net assets before expense waiver	0.82%	0.79%	0.79%	0.70%	0.70%
Ratio of net investment income to average net assets	1.25%	1.32%	1.38%	1.22%	1.36%
Portfolio turnover rate	41.85%	36.67%	72.95%	63.87%	64.13%

(a) Per share amounts were calculated using the average shares method

See accompanying notes which are an integral part of the financial statements

Industry Leaders® Fund
Class L
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$11.10	$10.61	$10.31	$8.67	$8.79
Income from investment operations
Net investment income (a)	0.19	0.18	0.19	0.14	0.14
Net realized and unrealized gain / (loss)	2.08	0.91	0.62	1.63	(0.13)
Total from investment operations	2.27	1.09	0.81	1.77	0.01
Distributions
Net investment income	(0.11)	(0.19)	(0.18)	(0.13)	(0.13)
Net realized gains	(0.14)	(0.39)	(0.33)	—	—
From return of capital	—	(0.02)	—	—	—
Total Distributions	(0.25)	(0.60)	(0.51)	(0.13)	(0.13)

Net asset value, end of period	$13.12	$11.10	$10.61	$10.31	$8.67

Total Return	20.59%	10.49%	7.78%	20.54%	0.26%

Ratios and Supplemental Data
Net assets, end of period (000)	$10,416	$2,683	$2,672	$2,347	$1,603
Ratio of expenses to average net assets	0.55%	0.38%	0.38%	0.38%	0.38%
Ratio of net investment income to average net assets	1.49%	1.62%	1.79%	1.47%	1.71%
Portfolio turnover rate	41.85%	36.67%	72.95%	63.87%	64.13%

(a) Per share amounts were calculated using the average shares method

See accompanying notes which are an integral part of the financial statements.

Industry Leaders® Fund

Notes to Financial Statements

June 30, 2007

NOTE 1. ORGANIZATION

Industry Leaders® Fund (the “Fund” or “Trust”) was organized as a Delaware statutory trust, on December 13, 1995 and commenced operations on March 17, 1999. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Fund’s investment objective is to provide long-term capital appreciation. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of separate series without par value.

The Fund is currently authorized to distribute three classes of shares, Class D, Class I, and Class L each of which has equal rights as to assets and voting privileges but may be subject to differing expenses (see Note 3). Income and realized/unrealized gains/losses are allocated to each class based on relative share balances.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- The Fund’s investments are valued based on the last reported sales price on the day of valuation. When reliable market quotations are not readily available for any security, the value of that security will be based on its “fair value” by the committee (“Pricing Committee”) established by the Fund’s Procedures for Determining Net Asset Value. The members of the Pricing Committee are appointed by, and the Pricing Committee reports directly to, the Fund’s Board of Trustees. The fair valuation process is designed to value the subject security at the price the Fund would reasonably expect to receive upon its current sale. Fair value pricing may be employed, for example, if the value of a security held by the Fund has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid. When this fair value pricing method is employed, the prices of securities used in the daily computation of the Fund’s NAV per share may differ from quoted or published prices for the same securities. Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued based on market quotations. During the fiscal year July 1, 2006 to June 30, 2007 and as of the balance sheet date of June 30, 2007 the Fund only held securities with readily available market quotations.

Options Writing- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of unfavorable change in the price of the security underlying the written option.

Federal Income Taxes/Dividends and Distributions - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

FASB 48 -In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statement as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 31, 2006 (January 1, 2007 for calendar-year companies); with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Accordingly, the Fund has applied Fin 48 for the fiscal year ended June 30, 2007 and management has determined that there is no resulting impact to the amounts reported and discussed in the financial statements as of June 30, 2007.

FASB 157 –In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. SFAS No. 157 provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of SFAS No. 157 to the Fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of SFAS No. 157 on the Fund’s financial statements.

Estimates - Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (including accrued income, receivables and contingent liabilities and disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital and / or realized gains / losses.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Adviser to manage the Fund’s investments. The Adviser is organized as a Delaware limited liability company and its President and Portfolio Manager is Gerald P. Sullivan who is primarily responsible for the day-to-day management of the Fund’s portfolio.

Under the terms of the management agreement, between the Adviser and the Fund, the Adviser manages the Fund’s investments under the oversight of the Board of Trustees. For the period July 1, 2006 through October 25, 2006, the Adviser received an advisory fee of 0.30% of average daily net assets of the Fund. For the period October 26, 2006 through June 30, 2007, the Adviser received an advisory fee of 0.45% of the average daily net assets of the Fund. For the fiscal year ending June 30, 2007, the Adviser received from all three classes of the Fund a total fee of $81,698 for investment management services.

The Adviser also provides certain administration services to the Fund pursuant to the terms of an administration agreement between the Fund and the Adviser and is entitled to receive a fee for its services based on the average net assets for each of the Fund’s classes of shares. For the period July 1, 2006 through October 25, 2006, the Adviser received a fee of 0.49% of the average daily net assets of Class D and Class I shares. For the period October 26, 2006 through June 30, 2007, the Adviser received a fee of 0.38% of the average daily net assets of Class D and Class I shares. For the period July 1, 2006 through October 25, 2006, the Adviser received a fee of 0.08% of the average daily net assets of Class L shares. For the period October 26, 2006 through June 30, 2007, the Adviser received a fee of 0.13% of the average daily net assets of Class L shares. For the fiscal year ending June 30, 2007, the Adviser received from all three classes of the Fund a total fee of $61,500 for administration services.

Other than as set forth above, the Adviser pays all of the other expenses of the Fund except expenses associated with the purchase and sale of portfolio securities. Certain officers of the Fund are also officers of the Adviser and shareholders of the Fund.

Industry Leaders® Fund has adopted a Distribution and Service Plan (the “Plan”) on September 27, 2006, in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, on behalf of the Class D, I and L shares of the Fund. The purpose of the Plan is to allow the Adviser to use its revenues generated by the Fund, including management and administration fee paid to it by the Fund, as well as its past profits or other resources, to make payments to third parties with respect to any expenses incurred in connection with the distribution of the Fund’s shares.

NOTE 4. SHARE TRANSACTIONS

As of June 30, 2007, the Fund was authorized to issue an unlimited number of shares of beneficial interest of separate series without par value. Paid in capital on June 30, 2007 was $21,683,260.

Transactions in shares were as follows:

	Year ended		Year ended
	June 30, 2007		June 30, 2006
Class D:	Shares	Dollars	Shares	Dollars
Shares Sold	—	—	545	6,000
Shares issued in reinvestment of dividend	4,476	54,741	10,734	113,354
Shares Redeemed	(5,456)	(66,711)
Total	(980)	$(11,970)	11,279	$119,354

	Year ended		Year ended
	June 30, 2007		June 30, 2006
Class I:	Shares	Dollars	Shares	Dollars
Shares Sold	223,624	2,710,629	462,791	51,129,356
Shares issued in reinvestment of dividend	15,088	183,171	13,760	143,932
Shares Redeemed	(24,284)	(293,720)	(1)	(10)
Total	214,428	$2,600,080	476,550	$5,273,278

	Year ended		Year ended
	June 30, 2007		June 30, 2006
Class L:	Shares	Dollars	Shares	Dollars
Shares Sold	550,406	6,811,375	32,856	353,900
Shares issued in reinvestment of dividend	6,103	75,862	11,122	119,009
Shares Redeemed	(4,154)	(54,793)	(48,837)	(542,878)
Total	552,355	$6,832,444	(4,859)	$(69,969)

NOTE 5. INVESTMENTS

For the fiscal year ending June 30, 2007, purchases and sales of investment securities, other than short-term investments, aggregated $17,637,953 and $8,270,459, respectively. As of June 30, 2007, the gross unrealized appreciation for all securities on a tax basis totaled $3,577,282 and the gross unrealized depreciation for all securities totaled $224,430 for a net unrealized appreciation of $3,352,825. The aggregate cost of securities for federal income tax purposes at June 30, 2007, was $22,343,213. The difference between book cost of securities and tax cost of securities is due to wash sales of $37,364.

NOTE 6. RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2007, National Financial Services LLC owns 77.67% of the Fund for the exclusive benefit of their account holders.

NOTE 7. DISTRIBUTABLE EARNINGS

The tax character of distributions paid during fiscal years 2007 and 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$125,456	$92,616
Long-Term Capital Gain	188,317	142,369
Short-Term Capital Gain	0	130,097
Return of Capital	0	11,213
	$313,773	$376,295

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$393,687
Undistributed Long-Term Capital Gain	241,520
Unrealized Appreciation	3,352,852
$3,988,059

The difference between book basis and tax basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of $37, 364 of wash sales.

NOTE 8. OPTIONS WRITTEN

Transactions in options written during the fiscal year ended June 30, 2007, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2006	0
Options written	6	996
Options terminated in closing purchase transactions	0
Options expired	0
Options exercised	(6)	(996)
Options outstanding at June 30, 2007	0	0

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

Industry Leaders® Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Industry Leaders® Fund as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods prior to June 30, 2004, were audited by another independent accounting firm who expressed unqualified opinions on those highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2007 by correspondence with the Fund’s custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Industry Leaders®  Fund as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

August 17, 2007

Independent Trustees

Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund	Directorships
Name, Address, and	Held with	Term Served in	Principal Occupation(s)	Complex	Held by
Age	Trust	Office	During Past 5 Years	Overseen	Trustee*
Richard Wellbrock** 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 6/24/1937	Chairman of the Board of Trustees and Trustee	Indefinite; Since April 12, 2004	Chairman of the Hilltop Community Bank in Summit, NJ; Vice-Chairman of the Raritan Valley Community College; Chairman of the New Jersey Council of Community Colleges; Private Real Estate Investor.	N/A – Only one portfolio in “Fund Complex”	None

Chris Landsberg 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 12/9/1960	Trustee,	Indefinite; Since May 20, 2004	Vice President, GFI Group, Inc. (inter-bank broker)	N/A – Only one portfolio in “Fund Complex”	None

Eric Mollman 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 8/17/1960	Trustee	Indefinite; Since May 20, 2004

Chief Financial Officer, Focused Health Solutions (Provider of chronic disease management services); VP Finance, Pacific DataVision (Wireless application provider); Partner, NH II, LLC (Telecom consulting and advisory); VP Finance, Neoworld Communications, Inc. (wireless telecom company)

				N/A – Only one portfolio in “Fund Complex”	None

Brendan Sachtjen 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 12/28/1959	Trustee	Indefinite; Since April 12, 2004	Senior Vice President, Webster Bank; Senior Vice President, Independence Community Bank; Senior Vice President, KeyBank	N/A – Only one portfolio in “Fund Complex”	None

Peter P. Schaffer 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 5/15/1962	Trustee	Indefinite; Since May 20, 2004	Vice President, Finance, AT&T Finance	N/A – Only one portfolio in “Fund Complex”	None

Robert Wellbrock** 104 Summit Ave PO Box 80 Summit, NJ 07902-0080 Born: 10/28/1946	Trustee	Indefinite; Since May 20, 2004	Private Real Estate Investor; Member of the Graduate School Tax Faculty, Fairleigh Dickenson University; Financial Officer, Vemics, Inc. (computer software company)	N/A – Only one portfolio in “Fund Complex”	None

*      The information in this column only relates to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

**   Richard Wellbrock and Robert Wellbrock are brothers.

The following table sets forth certain information about the Trust’s officers.

Officers of the Industry Leaders® Fund

Name, Address, and Age	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee*

Gerald P. Sullivan, PO Box 80 Summit, NJ 07902-0080 Born: 9/12/60	President, Chief Executive Officer, Chief Compliance Officer and Chief Financial Officer	Chief Investment Officer Claremont® Investment Partners, LLC Partner Roadhouse Group, LLC	N/A – Only one portfolio in “Fund Complex”	None

Laura M. Sullivan PO Box 80 Summit, NJ 07902-0080 Born: 1/14/63	Secretary	Executive Vice President, Claremont® Investment Partners, LLC, Partner Roadhouse Group, LLC	N/A – Only one portfolio in “Fund Complex”	None

SECURITY PROXY VOTING (Unaudited)

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 459-2772 and on the SEC’s website at http://www.SEC.gov.

PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at (866) 459-2772 and on the Commission’s’ website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 800-SEC-0330.

BOARD APPROVAL OF ADVISORY AGREEMENT (Unaudited)

On October 25, 2006, the shareholders of the Trust approved a new management agreement (“Agreement”) between the Trust and the Adviser. The Board of Trustees had previously approved this Agreement at a meeting on September 27, 2006. In connection with such approval, the Trustees considered their legal responsibilities and reviewed the nature and quality of the Adviser’s services, experience and qualifications. Independent legal counsel was present for this discussion. The Board noted that the Trust has consistently outperformed its benchmark index over the past six years, that it is classified by Lipper as a “Lipper Leader” in four out of five categories and that it continues to maintain a four star rating from Morningstar. The Board also noted that approval of the Agreement would not change the manner in which the Trust is operated or alter the investment personnel responsible for day-to-day investment decisions. Based on this, and other information, the Board concluded that the nature and quality of the advisory services provided by the Adviser supported approval of the Agreement. The Board also considered the structure of the advisory fee, including the facts that, although the advisory fee would increase under the new Agreement, the Trust’s advisory fee would remain in the lowest 10% of its mutual fund peer group, the total expense ratio is in the lowest 20%. In approving the increased advisory fee, the Board also noted that the Advisor has continuously provided advisory services to the Trust for seven years without ever earning any profit from such service and that, at current asset levels, the increased fee will still not result in a profit for the Advisor, but merely reduce its losses incurred from management of the Trust. Based on this information, the Board concluded that the advisory fee was fair and reasonable. Based on the fact that management of the Trust has not yet proved profitable for the Adviser, the Board did not believe that discussion of economies of scale was appropriate at the time. During its discussion, the Board also noted:  the quality of additional services provided by the Adviser, including the fact that the Adviser pays all of the Trust’s expenses apart from its advisory and administration fees; and that the Adviser may receive some additional benefit from its relationship with the Trust in its ability to market itself using the successful performance of the Trust, but the Board did not feel that such benefit was significant enough to affect its analysis of the Agreement. The Board was also informed with respect to the fact that the investment strategy of the Trust is predicated on the use of the specific portfolio strategy for which the Adviser holds a patent, including the fact that shareholders had invested with the intention of investing in a Trust using that strategy. After reviewing this information and such other matters as the Trustees considered necessary to the exercise of their reasonable business judgment, the Board, including the Independent Trustees, unanimously approved the Agreement.

SHAREHOLDER VOTES (Unaudited)

A special meeting of the shareholders of the Trust was held on October 12, 2006. At the meeting, shareholders voted as follows:

Proposal 1:  approval of a new portfolio management agreement between the Trust and Claremont Investment Partners, LLC.

FOR	1,000,569.43 shares or 88.2%
AGAINST	0 shares or 0.0%
ABSTAIN	0 shares or 0.0%

Proposal 2:  approval of a plan of distribution for the Trust.

FOR	1,000,569.43 shares or 88.2%
AGAINST	0 shares or 0.0%
ABSTAIN	0 shares or 0.0%

ITEM 2. CODE OF ETHICS.

Industry Leaders® Fund (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. The Fund has not made any amendments to its code of ethics during the covered period. The Fund has not granted any waivers from any provisions of the code of ethics during the covered period. The Fund undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Fund at 1-866-459-2772

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Trustees (the “Trustees”) has determined that Robert Wellbrock is the audit committee financial expert, as defined in Item 3 of Form N-CSR. Serving on its Audit Committee along with Mr. Wellbrock are Eric C. Mollman and Peter P. Schaffer. The members of the Audit Committee are independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT AND NON-AUDIT FEES

The SEC’s auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent accountants to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund. The tables below set forth for the Fund’s fiscal years ended June 30, 2006 and June 30, 2007, respectively, (i) the fees billed by the Fund’s independent accountants for all audit and non-audit services provided directly to the Fund; (ii) the fees billed by the Fund’s independent accountants for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required; and (iii) the aggregate fees billed by the Fund’s independent accountants for non-audit services provided to the Fund and its Affiliated Service Providers. During those periods, the Fund’s independent accountants did not provide any non-audit services to the Fund’s Affiliated Service Providers.

Fees for audit and non-audit services provided directly to the Fund:

Audit fees: This category includes fees generated by all services performed to comply with generally accepted auditing standards. Certain services, such as tax services and accounting consultations, may not be billed as audit services. An appropriate allocation of fees for those services may be included in this category, however, to the extent that such services are necessary to comply with generally accepted auditing standards.

Audit-related fees. This category includes fees generated by assurance and related services that are traditionally performed by the auditor. These services include employee benefit plan audits, due diligence related mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards.

Tax fees. This category includes fees for all services performed by professional staff in the auditor’s tax division, except those services related to the audit. Companies should disclose fees for tax compliance, tax planning and tax advice in this category.

All other fees. This category will remain unchanged form that under the current proxy rules, except that fees, if any, generated by financial information systems implementation and design services will be discussed in this category. As described in a separate SEC Update new rules have included “financial information systems implementation and design” services among the non-audit services that auditors are prohibited from providing to their audit clients. As a result, the new rules have eliminated the corresponding disclosure category for these services.

	AUDIT FEES	AUDIT-RELATED FEES($)	TAX FEES	ALL OTHER FEES
Fiscal Year Ended June 30, 2006	$21,900	$0	$2,000	$0
Fiscal Year Ended June 30, 2007	$23,900	$0	$2,000	$0

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

	AUDIT FEES	AUDIT-RELATED FEES($)	TAX FEES	ALL OTHER FEES

Fiscal Year Ended June 30, 2006	$0	$0	$0	$0
Fiscal Year Ended June 30, 2007	$0	$0	$0	$0

Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.

AGGREGATE NON-AUDIT FEES($)

Fiscal Year Ended June 30, 2006	$0

Fiscal Year Ended June 30, 2007	$0

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

Audit, audit-related and tax compliance services provided to the Fund on an annual basis require pre-approval by the Fund’s Audit Committee. The Audit Committee pre-approves these services on a case-by-case basis. As noted above, the Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Any individual project that does not exceed $15,000 may be pre-approved by the chair of the Audit Committee. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments included in Annual Report filed in response to Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act), the President and Treasurer of the Fund have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Fund is accumulated and communicated to the Fund’s management to allow timely decisions regarding required disclosure.

(b) There has been no  change in the Fund’s internal control over financial reporting (as defined in Rule  30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.

(b) The certifications required by Rule 30a-2 under the Act, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Act, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Fund)	The Industry Leaders® Fund

By (Signature and Title)	/s/Gerald P. Sullivan
Gerald P. Sullivan, President

Date	September 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Act, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Gerald P. Sullivan
Gerald P. Sullivan, President

Date	September 10, 2007

By (Signature and Title)	/s/Gerald P. Sullivan
Gerald P. Sullivan, Treasurer

Date	September 10, 2007

* Print the name and title of each signing officer under his or her signature.